SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------


                                    Form 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): September 8, 1999


                           IWERKS ENTERTAINMENT, INC.
               (Exact Name of Registrant as Specified in Charter)



         Delaware                    0-22558                  95-4439361
      (State or Other              (Commission               (IRS Employer
       Jurisdiction                File Number)           Identification No.)
     of Incorporation)



                            4540 West Valerio Street
                         Burbank, California 91505-1045
                   (Address of Principal Executive Offices)



                                (818) 841-7766
                         (Registrant's Telephone Number)

ITEM 5.     OTHER EVENTS

      On September 8, 1999, the Board of Directors of Iwerks Entertainment, Inc., a Delaware corporation (the "Company"), increased the number of the Company's directors from six to eight and elected Peter Guber and Paul Schaeffer as new directors of the Company. The Board also appointed Mr. Guber as Chairman and Mr. Schaeffer as Vice Chairman of the Company.

      Concurrently with the appointment of Mr. Guber and Mr. Schaeffer as directors and officers of the Company, the Company issued warrants to acquire a total of 1,356,250 shares of the Company's common stock to a trust affiliated with Mr. Guber and issued warrants to acquire a total of 193,750 shares of the Company's common stock to a trust affiliated with Mr. Schaeffer. The total purchase price of the warrants was $250,000.

      The warrants were issued to the trust affiliated with Mr. Guber in four tranches consisting of two tranches of 339,063 shares and two tranches of 339,062 shares, with exercise prices of $1.43 per share, $1.50 per share, $1.69 per share and $3.00 per share for the respective tranches. The warrants were issued to the trust affiliated with Mr. Schaeffer in four tranches consisting of two tranches of 48,438 shares and two tranches of 48,437 shares, with exercise prices of $1.43 per share, $1.50 per share, $1.69 per share and $3.00 per share for the respective tranches. The warrants may not be exercised until September 8, 2001 unless (1) the closing price of the Company's common stock on its trading market is at least $4.00 per share on each of the ten consecutive trading days prior to the date that notice of exercise is given, or (2) a change of control of the Company occurs. Thereafter, the warrants may be exercised at any time until September 7, 2004. The Company has the right to redeem the unexercised portion of the warrants at any time after September 8, 2001 for the ratable portion of the warrant purchase price if the closing price of the Company's common stock on its trading market is more than $10.00 per share on each of the 30 consecutive trading days prior to the date that notice of redemption is given.

      Mr. Guber is chairman and chief executive officer of the Mandalay Entertainment Group, which includes Mandalay Pictures, Mandalay Television, Mandalay Sports Entertainment, Mandalay Media Arts, and Mandalay E-Media. Mr. Guber is a 30-year veteran of the entertainment industry. He served as chairman and CEO of Sony Pictures Entertainment from 1989 to 1995, when he founded Mandalay.

      Mr. Schaeffer is vice chairman and chief operating officer of the Mandalay Entertainment Group, and is responsible for all of Mandalay's corporate operations. He previously served as executive vice president of Sony Pictures Entertainment, overseeing its worldwide corporate operations, including worldwide administration, financial affairs, human resources, corporate affairs, legal affairs, and corporate communications.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


September 22, 1999                        IWERKS ENTERTAINMENT, INC.



                                          By: /s/ JEFF DAHL
                                             -----------------------------------
                                              Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBITS

4.1 Warrant to Purchase 339,063 Shares of Common Stock of the Registrant, dated September 8, 1999, by the Registrant to The Guber Family Trust dated October 20, 1978.

4.2 Warrant to Purchase 339,063 Shares of Common Stock of the Registrant, dated September 8, 1999, by the Registrant to The Guber Family Trust dated October 20, 1978.

4.3 Warrant to Purchase 339,062 Shares of Common Stock of the Registrant, dated September 8, 1999, by the Registrant to The Guber Family Trust dated October 20, 1978.

4.4 Warrant to Purchase 339,062 Shares of Common Stock of the Registrant, dated September 8, 1999, by the Registrant to The Guber Family Trust dated October 20, 1978.

4.5 Warrant to Purchase 48,438 Shares of Common Stock of the Registrant, dated September 8, 1999, by the Registrant to The Paul and Judy Schaeffer Living Trust dated February 28, 1992.

4.6 Warrant to Purchase 48,438 Shares of Common Stock of the Registrant, dated September 8, 1999, by the Registrant to The Paul and Judy Schaeffer Living Trust dated February 28, 1992.

4.7 Warrant to Purchase 48,437 Shares of Common Stock of the Registrant, dated September 8, 1999, by the Registrant to The Paul and Judy Schaeffer Living Trust dated February 28, 1992.

4.8 Warrant to Purchase 48,437 Shares of Common Stock of the Registrant, dated September 8, 1999, by the Registrant to The Paul and Judy Schaeffer Living Trust dated February 28, 1992.


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